UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 2, 2007

CHINA IVY SCHOOL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-50240	98-0338263
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

Anlian Building, Suite #A 1501,

Futian District, Shenzhen, China

(Address of Principal Executive Offices, including Zip Code)

(852) 2511-1665

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

The following information is furnished under Item 2.02 – Results of Operations and Financial Condition, and Item 7.01 – Regulation FD Disclosure:

On April 2, 2007, China Ivy School, Inc. issued a press release announcing its financial results for the year ended December 31, 2006.  A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.
99.1	Press Release dated April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHINA IVY SCHOOL, INC.

DATE:  April 3, 2007

By:  /s/ Yongqi Zhu

Name:

Yongqi Zhu

Title:

Chief Executive Officer

3